48

                           EXHIBIT 99

                        INDEX OF EXHIBITS
                   INCLUDED HEREIN, FORM 10-K
                          May 28, 1999
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
-----------------------------------------------------------------
3(b)  By Laws of the Company                           17-22

13    1999 Annual Report to stockholders (furnished
      for the information of the Commission and not
      deemed "filed" or part of this Form 10-K except
      for those portions expressly incorporated herein
      by reference).                                    23-44

23    Consent of Arthur Andersen LLP                    45

24    Powers of Attorney                                46

27    Statement of Financial Data                       47